Oppenheimer Rochester® Short Term Municipal Fund
Limited Term New York Municipal Fund
Oppenheimer Limited Term California Municipal Fund
Oppenheimer Currency Opportunities Fund

Prospectus and Statement of Additional Information
Supplement dated February 1, 2012

This supplement amends the Prospectus and Statement of Additional Information of each of the above referenced funds (each a "Fund") and is in addition to any other supplement(s):

1.	After February 5, 2012, the holding period for any contingent deferred sales charge that applies to any applicable class of shares of each Fund will begin on the date of purchase of such shares.

2.	Effective April 1, 2012, the following changes are made to each Fund’s Prospectus:

The Maximum Sales Charge for Class A shares shown in the Shareholder Fees table under the section titled “Fees and Expenses of the Fund” is revised as follows:

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	2.25%

The table that shows the front-end sales charges that you may pay if you buy Class A shares of a Fund under the section “More About Your Account – Choosing a Share Class – About Class A Shares” is revised as follows:

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 or more but less than $250,000	1.75%	1.78%	1.50%

February 1, 2012                                                                                                                                                                     PS0000.065